UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 19, 2005

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(Exact name of Registrant as Specified in Charter)

New York	333-100029	36-2608394
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Motor Parkway, Suite 132 Hauppauge, New York		11788
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (516) 451-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                          Entry into Material Definitive Agreements

Amended and Restated Service and Expense Agreement

On April 19, 2005, Allstate Life Insurance Company of New York (“ALNY”) signed an Amended and Restated Service and Expense Agreement (“Agreement”) among Allstate Insurance Company (“AIC”), The Allstate Corporation (“Allcorp”) and certain affiliates (“Affiliates”) and a New York Insurer Supplement to Amended and Restated Service and Expense Agreement (“Supplement”) among AIC, Allcorp, ALNY and Intramerica Life Insurance Company (“Intramerica”), both with an effective date of March 5, 2005 (“Effective Date”).

The Supplement amends the Agreement solely as to services and facilities provided to ALNY and Intramerica, in order to conform to requirements and restrictions that are applicable only to ALNY and Intramerica, New York domiciled insurance companies, and not to the other Affiliates.

AIC previously entered into a Service and Expense Agreement dated as of January 1, 1999, with Allcorp and certain of its insurance company affiliates (but not ALNY and Intramerica) and another Service and Expense Agreement dated as of January 1, 2000, with certain of its non-insurance affiliates, pursuant to which AIC provides certain services and facilities to its various affiliates (collectively the “Original Agreements”).  The Original Agreements were amended on January 1, 2002, with the establishment of Allstate Investments, LLC, terminating the provision of investment management services by AIC. Nevertheless, AIC continued to provide a wide range of other services and facilities to its affiliates under the Original Agreements.

The Agreement consolidates the Original Agreements into one agreement to which ALNY and Intramerica are now parties.  In addition, itallows for the provision of certain services and facilities by certain affiliates to AIC and to other affiliates from time to time and provides for possible future alternative methods of costing for facilities and services.

In connection with the execution of the Agreement by ALNY, certain other service and expense agreements to which ALNY was a party have been terminated without penalties on the Effective Date.  These agreements include:

1.                                       Business Operations and Service Agreement between Allstate Life Insurance Company of New York and Allstate Life Insurance Company effective October 1, 1997.

2.                                       Service Agreement between Allstate Insurance Company and Allstate Life Insurance Company of New York executed February 27, 1990 and effective July 1, 1989.

3.                                       Service Agreement between Allstate Life Insurance Company and Allstate Life Insurance Company of New York executed February 27, 1990 and effective July 1, 1989.

4.                                       Administrative Services Agreement between Allstate Life Insurance Company of New York and Allstate Distributors, L.L.C.

The Agreement also provides for the termination without penalties on the Effective Date of certain other service or expense agreements to which ALNY was a party, none of which were considered material definitive agreements or material contracts for ALNY and, consequently, have not been filed as exhibits to its quarterly or annual reports on Forms 10-Q or 10-K.

ALNY and Intramerica are direct wholly owned subsidiaries of Allstate Life Insurance Company (“ALIC”).  ALIC is a direct wholly owned subsidiary of AIC, a direct wholly owned subsidiary of Allcorp.

Item 1.02                                             Termination of Material Definitive Agreements

Information required for this Item 1.02 is incorporated by reference to the discussion above in Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

	By:	/s/ Mary J. McGinn

		Name:	Mary J. McGinn
		Title:	Assistant Secretary

Dated: April 22, 2005